UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2013

USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia	22151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-8488

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 28, 2013, USA Mobility, Inc. (the “Company”) issued a press release announcing selected financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2013 the Audit Committee of the Board of Directors of USA Mobility, Inc. (the “Company”) concluded that the following financial statements should no longer be relied upon for the reasons discussed below:

•	The interim financial statements as of and for the periods ended March 31, June 30 and September 30, 2011; and

•	The annual financial statements as of and for the twelve months ended December 31, 2011.

During the first quarter of 2013 in connection with the audit of the Company’s financial statements for the 12 months ended December 31, 2012, management determined that a material weakness in internal control over financial reporting existed at the Company’s indirect wholly owned subsidiary, Amcom Software, Inc. (“Amcom” or “Software Operations”). Management determined that Amcom’s existing internal controls for revenue recognition were not adequately designed (1) to provide sufficient evidence to support the conclusion that software was installed and functional at the customer site and all service obligations were satisfied under such arrangements in order to recognize revenue and (2) to ensure proper review over the processing of sales orders involving multiple element arrangements in the delivery of software, hardware and related services to ensure that they were accounted for in accordance with the requisite accounting guidance. Management also determined that this material weakness did not impact the existence or validity of the underlying revenue transactions or the Company’s receipt of cash for these revenue transactions. To address this material weakness management undertook a review of all relevant revenue transactions to ensure that revenue was recognized in the proper periods and at the proper amounts.

Software Operations had historically recognized revenue using the residual method as the Software Operations had vendor specific objective evidence of fair value (“VSOE”) for maintenance services (post-contract customer support “PCS”) but did not have VSOE for software license and professional services (installation and training). The revenue from software licenses and professional services was recognized upon completion of services. Completion of services was based upon the determination that the software had been installed and was available for use in the customer’s environment. These transactions committed the Software Operations to provide post installation services, typically over a 90 day period, that were more substantive in scope than traditional PCS services. Therefore, management concluded that under the completed contract method, no revenue for these arrangements should have been recognized until all service obligations were satisfied. As such, the Company has undertaken a process to review all revenue transactions since the acquisition of the Software Operations in March 2011 to ensure that all revenue was deferred until the post installation services were completed.

The Company has reviewed all relevant revenue transactions of the Software Operations to ensure that revenue was recognized in the appropriate periods and at the appropriate amounts for 2011 and 2012. This review has not yet been finalized but the preliminary impact on previously reported revenue and deferred revenue for 2011 is outlined below. The Company currently does not expect any material changes to the previously reported interim consolidated revenue information for 2012. This information is subject to change until the completion of the Company’s 2012 annual audit.

Summary of Preliminary and Unaudited Adjustments to Revenue and Deferred Revenue

Impact on Consolidated Results of Operations (Revenue Only)

	Preliminary and Unaudited (000s)
	2011
	Twelve Months Ended	Three Months Ended
	12/31	12/31	9/30	6/30	3/31 (1)
Total Revenue as Reported	$242,907	$58,931	$61,470	$65,171	$57,335
Adjustments (2)	(9,214)	(1,178)	(1,738)	(3,645)	(2,653)

Restated Total Revenue	$233,693	$57,753	$59,732	$61,526	$54,682

% Impact to Total Reported Revenue	-4%	-2%	-3%	-6%	-5%

Impact on Software Segment (Revenue Only)
Software Revenue as Reported	$43,206	$12,398	$12,929	$13,080	$4,799
Adjustments (2)	(9,214)	(1,178)	(1,738)	(3,645)	(2,653)

Restated Software Revenue	$33,992	$11,220	$11,191	$9,435	$2,146

% Impact to Software Segment Reported Revenue	-21%	-10%	-13%	-28%	-55%

Impact on Balance Sheet (Deferred Revenue Only)

	Preliminary and Unaudited (000s)
	2011
	12/31	9/30	6/30	3/31
Deferred Revenue	$14,693	$14,944	$12,129	$10,493
Adjustments	9,214	8,036	6,298	2,653

Restated Deferred Revenue	$23,907	$22,980	$18,427	$13,146

(1)	Amcom was purchased on March 2, 2011 and revenue from Amcom is included from that date.
(2)	The adjustments to revenue only impact the revenue of the Company’s software operating segment.

The Company is in the process of finalizing the impact on 2011 operating expenses and income tax expense which will impact operating income, net income, earnings per share and the non-GAAP financial measure of earnings before income taxes, depreciation, amortization, accretion and impairment (“EBITDA”).

Management is assessing the effect of the restatement of its financial statements for the 12 months ended December 31, 2011 on the Company’s internal control over financial reporting and its disclosure controls and procedures for 2011 and 2012. This assessment will consider the material weakness in internal control over financial reporting at the Software Operations noted above. Management will not reach a final conclusion of the restatement’s effect on the Company’s internal control over financial reporting or disclosure controls and procedures until completion of the 2011 restatement in connection with the Company’s 2012 annual audit.

The Audit Committee of the Board of Directors has discussed the matters outlined above with Grant Thornton LLP.

Item 8.01 Other Events.

On February 20, 2013, our Board of Directors declared a regular quarterly dividend of $0.125 per share of common stock. The dividend will be paid on March 29, 2013 to stockholders of record on March 15, 2013.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(d) Exhibits:

Exhibit 99.1

Description of Exhibit – USA Mobility, Inc. Press Release dated March 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

March 28, 2013	By:	/s/ Shawn E. Endsley
		Name:	Shawn E. Endsley
		Title:	Chief Financial Officer

Exhibits Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Press Release dated March 28, 2013